UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2025

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

101 Larry Holmes Drive

Suite 313

Easton, PA

(Address of principal executive office) (Zip Code)

(888) 765-8933

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	OCTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 10, 2025, Eightco Holdings Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with R.F. Lafferty & Co., Inc. (the “Agent”), pursuant to which the Company, from time to time, may offer and sell shares (the “ATM Shares”) of its common stock, par value $0.001 per share (the “Company Common Stock”), through or to the Agent having an aggregate sales price of up to $2,700,000,000 (the “ATM Offering”).

Subject to the terms and conditions of the Agreement, the Agent will use its commercially reasonable efforts to sell the ATM Shares from time to time, based upon the Company’s instructions. The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to a commission of up to 3.0% of the gross proceeds from each sale of the ATM Shares effectuated through or to the applicable Agent selling the ATM Shares.

Sales of the ATM Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended. The Company has no obligation to sell any of the ATM Shares and may at any time suspend offers under the Agreement or terminate the Agreement.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

The Company Common Stock to be sold under the Agreement, if any, will be issued and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-[•]) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2025. On September 10, 2025, the Company filed a prospectus supplement to the Registration Statement with the SEC in connection with the offer and sale of the ATM Shares pursuant to the Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Company Common Stock nor shall there be any sale of shares of Company Common Stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The legal opinion of Winston & Strawn LLP relating to the legality of the issuance and sale of the ATM Shares pursuant to the ATM Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Sales Agreement, dated as of September 10, 2025, by and among the Company and R.F. Lafferty & Co., Inc.
5.1	Opinion of Winston & Strawn LLP.
23.1	Consent of Winston & Strawn LLP (included in the opinion filed as Exhibit 5.1).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eightco Holdings Inc.

Dated: September 10, 2025	By:	/s/ Brett Vroman
	Name:	Brett Vroman
	Title:	Chief Financial Officer